DRAGON

INTERNATIONAL GROUP

OTCBB: DRGG

www.DRGG.us

7/9/2008

DRAGON
INTERNATIONAL GROUP

Safe Harbor Statement

This Publication contains forward-looking statements and forecast financial statements concerning the future of the company that are intended to qualify for the safe harbors from liabilities, established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as "believes", "anticipates", "plans", "expects", or words of similar import. The future performance of the company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity, and the possibility of future government regulations that may adversely affect the company. For more information about our company, please read our periodic filings at http://www.sec.gov

DRAGON
INTERNATIONAL GROUP

Overview

- Ningbo, China, Established in 1997
- Public since 2004
- 2 core business segments
- Packaging Products: Manufacture, sell and distribute packaging products
- Paper Pulp: Sales of paper pulp and paper products
- 2 Manufacturing operations
  - Ningbo Dragon Packaging Technology Co. Ltd.
  - Shanghai JinKui Packaging Material Co., Ltd.
- Transitioned from non-profitable cigarette packaging products to High margin packaging products
- State Drug and Food Administration approved pharmaceutical packaging products

DRAGON INTERNATIONAL GROUP

Market Data

Symbol:	DRGG
52 Week Hi/Lo:	$0.04 - $0.12/share
Stock Price:	$0.07/share (7/9/2008)
Market Cap:	$7.5 MM
O/S shares:	106.55 MM Shares
Est. Public Float:	60 MM Shares
Fiscal 07 Revenue:	$15.34 MM
Fiscal 07 EPS:	$ (0.01)
Fiscal 08 Revenue:	**$33.30 MM (9 mos.)**
Fiscal 08 EPS:	**$0.02 (9 mos.)**
Book Value:	$0.11/share
Fiscal Year End:	June 30

DRAGON
INTERNATIONAL GROUP

Why Invest in China

- GDP of 9.6% per year since 1979
- World's fastest growing economy
- 4th largest economy in the world
- 1.3 billion citizens
- Transition to a free market economy
- Middle class has grown 5x since 1978, 100 to 120 MM households
- Emerging global economic force
- Captive audience: limited access to capital
- Admission to the WTO in 2001
- Catalyst: Beijing Olympics in 2008

DRAGON
INTERNATIONAL GROUP

Why Paper Products and Packaging Materials

- Major Forestry & Pulp Mill Capacity Enhancement Plan
- $25 billion investment through 2010
- Addresses growing need for fiber & related products
- Current production capacity is 47.3 MM tons. Plan adds 6 MM tons by 2010
- Booming Chinese Economy Expected to Fuel Growth for the foreseeable future
- Consumption of Paper products
- World average = 52 kg per capita
- U.S. = 301 kg per capita
- China = 36 kg per capita

DRAGON INTERNATIONAL GROUP

Global Consumption of Paper

Per Capita Consumption



World Average 52
India 6
Indonesia 23
China 36
Korea 174
France 180
Italy 190
Canada 222
Germany 225
Japan 243
Sweden 263
U.S. 301
Finland 308
0
50
100
150
200
250
300
350

Source: Pulp & Paper International

Packaging Products Division

- 2 Manufacturing divisions
  - Ningbo Dragon Packaging Technology Co. Ltd. Est. 1997
  - Shanghai JinKui Packaging Material Co., Ltd. Est. 2004
  - Production and distribution of packaging materials

    PTP Blister foil — SP Laminated strip pack

    Tropical blister foil — AL/PE Laminated strip pack

    Cold forming blister aluminum foil
  - Distribution network covering east and central China
- Target Market: Pharmaceutical companies

  Food and Beverage companies
  - Achieved ISO9000 Quality Assurance System designation

DRAGON INTERNATIONAL GROUP

Pharmaceutical Packaging Products





Blister Packs

DRAGON
INTERNATIONAL GROUP

Machinery



Printing Machine



Laminating Machine

DRAGON
INTERNATIONAL GROUP

Growth in Pharmaceutical Packaging

- Global pharmaceutical packaging market will grow to $30 Billion in 2009 ($22.3 Billion in 2004)
- China pharmaceutical packaging market is @ $2.0 Billion
- Cost of pharmaceutical packaging
- Developed countries = 30%
- China = 10%
- 65% of the Rx packaging in China fall below international standards
- As Rx products become more advanced they tend to require increase protection in the form of packaging
- The Rx packaging becomes the most active and rapid growth section in the entire packaging industry

*Source: Freedonia 2005

DRAGON INTERNATIONAL GROUP

Paper Pulp Division

- Wellton International Fiber Corp.
- Wholly owned subsidiary
- Hong Kong, established in 2002
- Agent and supplier for two categories of goods:
- Paper pulp
- Waste paper
- Customers are mainly manufacturers of paper and related products including, packaging products, office paper and other paper related products
- Wellton services a diverse customer base; no customer accounts for more than 10% of revenues

Selected Financial Data

	2008 (9 months)* (Unaudited)	2007 (9 months)* (Unaudited)	Change
Revenues	$33,288,872	$13,326,569	150%
Net Income	$2,197,404	$(348,588)	NA
Total Assets	$25,254,247	$17,306,790	46%
Shareholder Equity	$11,922,964	$8,723,051	37%
Working Capital	$5,365,590	$2,806,618	91%
EPS	$0.02	$0.00	N/A

*For the Nine Months Ended March 31, 2008
Dragon International Fiscal Year is June 30

DRAGON INTERNATIONAL GROUP

Valuation

	DRGG	Industry Average
Price	$0.07*	N/A
Price/Earnings	2.5X	15X
Price/Sales	0.2X	1.9X

	DRGG	China Stock Average
Price	$0.07*	N/A
Price/Earnings	2.5X	28X
Price/Sales	0.2X	3.3X

*As of June 4, 2008

DRAGON INTERNATIONAL GROUP

Summary

- Booming Chinese economy
- Huge demand for packaging in China
- Proven management
- Leading industry position in China
- Diversified products
- Substantial growth
- Extremely undervalued
- Contemplating application for NASDAQ Listing

DRAGON
INTERNATIONAL GROUP

Contact Information

Gary Liu

431 Fairway Drive, Suite 200
Deerfield Beach, FL 33441
Tel: 954-363-7333 ext. 318
Fax: 954-363-7320
Email: IR@drgg.us
Website: www.drgg.us

DRAGON
INTERNATIONAL GROUP